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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 13, 1999




                              BULL RUN CORPORATION
             (Exact name of registrant as specified in its charter)





          GEORGIA                    0-9385                      91-1117599
(State or other jurisdiction     (Commission File              (IRS Employer
    of incorporation)                Number)                 Identification No.)


               4370 PEACHTREE ROAD, N.E., ATLANTA, GEORGIA  30319
                (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code: (404) 266-8333


Former name or former address, if changed since last report:  Not Applicable















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ITEM 8.  CHANGE IN FISCAL YEAR


         Bull Run Corporation (the "Company") has changed its fiscal year end from December 31 to a new fiscal year end of June 30. The Company's quarterly reporting periods will continue to be comprised of the three calendar months ending September 30, December 31, March 31 and June 30. As a result of this change, the Company's next periodic report under the Securities Exchange Act of 1934 will be on Form 10-K for the transition period of January 1, 1999 to June 30, 1999.







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 13, 1999                    BULL RUN CORPORATION



                                     By:  /s/ FREDERICK J. ERICKSON
                                          --------------------------------------
                                          Frederick J. Erickson
                                          Vice President - Finance,
                                          Chief Financial Officer, Treasurer and
                                          Assistant Secretary